ForeInvestors Choice Variable Annuity

Forethought Life Insurance Company

Forethought Life Insurance Company Separate Account A

Supplement dated November 21, 2024 to your Prospectus dated April 26, 2024

Putnam Variable Trust Funds — Change in Sub-Adviser

Effective November 1, 2024, Putnam Investments Limited merged with and into Franklin Templeton Investment Management Limited. As a result, Putnam Investments Limited was replaced as sub-adviser to the Putnam Variable Trust Funds.

Accordingly, effective immediately, the “Fund – Share Class Adviser/Sub-Adviser” column of “Appendix B – Funds Available Under the Contract” for the below listed Funds is updated to replace Putnam Investments Limited with Franklin Templeton Investment Management Limited:

●	Putnam VT Core Equity Fund,
●	Putnam VT Global Asset Allocation Fund,
●	Putnam VT Income Fund,
●	Putnam VT International Value Fund,
●	Putnam VT Large Cap Value Fund,
●	Putnam VT Mortgage Securities Fund, and
●	Putnam VT Small Cap Value Fund.

Dimensional VA Funds — Portfolio Name Changes

Effective November 15, 2024, the names of the following Portfolios were changed. As a result, the Portfolio name in the “Fund - Share Class Adviser/Sub-Adviser” column in “Appendix B – Funds Available Under the Contract” of your prospectus is deleted and replaced as follows for the Portfolios listed below:

Portfolio Name Prior to November 15, 2024	Portfolio Name On/After November 15, 2024
VA Global Bond Portfolio	Dimensional VA Global Bond Portfolio
VA International Value Portfolio	Dimensional VA International Value Portfolio
VA U.S. Large Value Portfolio	Dimensional VA U.S. Large Value Portfolio
VA U.S. Targeted Value Portfolio	Dimensional VA U.S. Targeted Value Portfolio

This Supplement Should be Retained for Future Reference.

FIC112124MC